SUBORDINATED NOTE

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF
DEPOSITORS, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE LENDER, AND IS NOT SECURED.

$25,000,000

Date: April 30, 2003                                  Maturity Date: May 1, 2013


         WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Borrower"), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION
 --------
(the  "Lender"),  at the  Lender's  offices at 135 S. LaSalle  Street,  Chicago,
       ------
Illinois 60603, in lawful money of the United States of America, the principal amount of TWENTY FIVE MILLION AND 00/THS DOLLARS ($25,000,000), together with interest on the part of the principal amount from time to time remaining unpaid from this date until such principal is paid at the rate and payable in the manner set forth below.

         The entire unpaid principal of this Note and any accrued interest then unpaid shall be due and payable on or before May 1, 2013. The interest on this Note shall be due and payable quarterly commencing May 29, 2003, and continuing on each August 29, November 29, February 28 and May 29 thereafter, and on the date on which this Note is payable, or after maturity, on demand. The Borrower shall have the right and privilege of prepaying all or any part of this Note at any time without notice or penalty, subject to approval of the Federal Reserve Bank (if required), and all payments on this Note shall be applied first to accrued interest and the balance, if any, to principal.

         Borrower shall make a principal payment of Five Million Dollars ($5,000,000) on May 1, 2009 and on the same day of each year thereafter, through and including May 1, 2012 and a final payment of the principal balance due, if any, shall be paid on May 1, 2013.

         Interest hereunder shall be calculated at the LIBOR Rate plus 2.60% (calculated on the actual number of days elapsed on the basis of a 360 day year). "LIBOR" means the rate of interest equal to the offered rate for deposits
        -----
in United States dollars for an Interest Period as published in Bloomberg's LIBOR BBA US Dollar Fixing Report at approximately 11:30 a.m. (London, England time) one banking day prior to the first day of such Interest Period, such rate to remain fixed for the applicable Interest Period. "Interest Period" shall mean
                                                     ---------------
each successive three month period and each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires, provided that (a) the first and last Interest Periods of the Loan may be less than three months, and (b) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of this Note.

         Lender's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if Lender determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (i) U.S. Dollar deposits of sufficient amount and maturity for funding the Loans are not available to Lender in the London Interbank Eurodollar market in the ordinary course of business, or (ii) by reason of circumstances affecting the London
Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the Loans requested by Borrower to be LIBOR Rate Loans or the Loans bearing interest at the rates set forth in this paragraph shall not represent the effective pricing to Lender for U.S. Dollar deposits of a comparable amount for the relevant period (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in determining the rate), Lender shall promptly notify Borrower and no additional LIBOR Rate Loans shall be made until such circumstances are cured.

         If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central Lender or other fiscal, monetary or other authority having jurisdiction over Lender or its lending offices (a "Regulatory Change"), shall, in the opinion of counsel to
                     ------------------
Lender, make it unlawful for Lender to make or maintain LIBOR Rate Loans, then Lender shall promptly notify Borrower and (i) the LIBOR Rate Loans shall immediately convert to Prime Rate Loans on the last Business Day of the then existing Interest Period or on such earlier date as required by law and (ii) no additional LIBOR Rate Loans shall be made until such circumstance is cured.

         If, for any reason, a LIBOR Rate Loan is paid prior to the last Business Day of any Interest Period or if a LIBOR Rate Loan does not occur on a date specified by Borrower in its request (other than as a result of a default by Lender), Borrower agrees to indemnify Lender against any loss (including any loss on redeployment of the deposits or other funds acquired by Lender to fund or maintain such LIBOR Rate Loan) cost or expense incurred by Lender as a result of such prepayment.

         If any Regulatory Change (whether or not having the force of law) shall
(i) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Lender;
(ii) subject Lender or the LIBOR Rate Loans to any Tax ("Tax" shall mean in relation to any LIBOR Rate Loans and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required (i) to be paid by Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Lender) or change the basis of taxation of payments to Lender of principal or interest due from Borrower to Lender hereunder (other than a change in the taxation of the overall net income of Lender); or (c) impose on Lender any other condition regarding the LIBOR Rate Loans or Lender's funding thereof, and Lender shall determine (which determination shall be conclusive, absent any manifest error) that the result of the foregoing is to increase the cost to Lender of making or maintaining the LIBOR Rate Loans or to reduce the amount of principal or interest received by Lender hereunder, then Borrower shall pay to Lender, on demand, such additional amounts as Lender shall, from time to time, determine are sufficient to compensate and indemnify Lender from such increased cost or reduced amount.

         Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Rate Loans free and clear of, and without deduction for, any Tax. If (1) Lender shall be subject to any Tax in respect of any LIBOR Rate Loans or any part thereof or, (2) Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Rate Loans shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by Borrower of such Tax and Borrower shall provide Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Lender of the amount of such costs shall be conclusive, absent manifest error. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall be conclusive, absent manifest error.

         Borrower hereby further promises to pay to the order of Lender, on demand, interest on the unpaid principal amount hereof after maturity (whether by acceleration or otherwise) at the Lender's Prime Rate plus two percent (2%). "Prime Rate" shall mean the rate of interest which Lender announces as its
 -----------
"prime rate" and is not intended to be the lowest or best rate which it charges to its customers. The Prime Rate hereunder shall change if and when the Prime Rate of Lender changes. In the event the Lender is unable to make LIBOR Loans, the interest rate hereunder shall change to the per annum rate of the Prime Rate plus one percent (1%).

         The indebtedness of the Borrower evidenced by this Note, including the principal and premium, if any, and interest shall be subordinate and junior in right of payment to its obligations to its depositors, its obligations under bankers' acceptances and letters of credit, and its obligations to its other creditors, including its obligations to the Federal Reserve Bank, Federal Deposit Insurance Corporation (FDIC), and any rights acquired by the FDIC as a result of loans made by the FDIC to the Borrower or the purchase or guarantee of any of its assets by the FDIC pursuant to the provisions of 12 USC 1823(c), (d) or (e), whether now outstanding or hereafter incurred. In the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Borrower, whether voluntary or involuntary, all such obligations shall be entitled to be paid in full before any payment shall be made on account of the principal of, or premium, if any, or interest, on the Note. In the event of any such proceedings, after payment in full of all sums owing on such prior obligations, the holder, of the Note, together with any obligations of the Borrower ranking on a parity with the Note, shall be entitled to be paid from the remaining assets of the Borrower the unpaid principal thereof and any unpaid premium, if any, and interest before any payment or other distribution, whether in cash, property, or otherwise, shall be made on account of any capital stock or any obligations of the Borrower ranking junior to the Note. Nothing herein shall impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and any premium and interest on the Note according to its terms.

         This Note shall become immediately due and payable, at the option of the holder, without presentment or demand or any notice to the Borrower or any other person obligated, (i) upon default in the payment of any of the principal or interest, for a period of 15 days after such payment is due; or (ii) upon default (a) in the payment of any of the principal of or interest on any other indebtedness of the Borrower for borrowed money owing from the Borrower to the Lender, or (b) in the payment of any other material indebtedness for borrowed money and, in either event, the continuance of such default beyond any period of grace provided for in the instrument or instruments evidencing such indebtedness.

         The  Borrower  waives  demand,   presentment  for  payment,  notice  of
nonpayment, notice of protest, and all other notices.

         Notwithstanding any other provisions of this Note, including specifically those set forth in the sections relating to subordination, events of default and covenants of the Borrower, it is expressly understood and agreed that the Federal Reserve Bank (FRB) or any receiver or conservator of the
Borrower appointed by the FRB shall have the right in the performance of his legal duties, and as part of liquidation designed to protect or further the continued existence of the Borrower or the rights of any parties or agencies with an interest in, or claim against, the Borrower or its assets, to transfer or direct the transfer of the obligations of this Note to any bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal, and interest and premium, if any, on this Note and the due and punctual performance of all covenants and conditions; and the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Note, and shall serve to return the holder to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with the interest from its original due date at the rate provided for herein.

         Borrower hereby authorizes the Lender to charge any account of the Borrower for sums due hereunder. Principal payments submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension.

         Borrower shall be in default hereunder if: (1) any amount payable on this Note (the "Obligations"), is not paid when due; or (2) Borrower shall
                 -----------
otherwise fail to perform any of the material promises to be performed by it hereunder or under any other agreement with Lender and all applicable grace periods have expired; or (3) the Borrower or any person who is or shall become primarily or secondarily liable for any of the Obligations, who is a natural person, dies; or (4) the Borrower, or any other party liable with respect to the Obligations, or any guarantor or accommodation endorser or third party pledgor, shall make any assignment for the benefit of creditors, or there shall be commenced any bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against, or the entry of any judgment, levy, attachment, garnishment or other process against the Borrower or any guarantor, or any other party liable with respect to the Obligations, or accommodation endorser or third party pledgor for any of the Obligations or against any of the Collateral or any of the collateral under a separate security agreement signed by any one of them, unless released, satisfied or dismissed within thirty (30) days; or (5) there is a discontinuance or termination by any guarantor of any guaranty of the Obligations hereunder, or any guarantor of this Note shall contest the validity of such guaranty; or (6) failure of the Borrower, after request by the Lender, to furnish financial information concerning the Borrower or to permit inspection by the Lender of the Borrower's books and records; (7) the determination by the Lender that a material adverse change has occurred in the financial condition of the Borrower from the condition set forth in the most recent financial statement of the Borrower furnished to the Lender, or from the financial condition of the Borrower most recently disclosed to Lender in any manner; or
(8) any oral or written warranty, representation, certificate or statement of the Borrower to the Lender is untrue.

         Whenever the Borrower shall be in default as aforesaid, without demand or notice of any kind, the entire unpaid amount of all Obligations shall become immediately due and payable and Lender may exercise, from time to time, any and all rights and remedies available to it.

         The Borrower waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to appropriate without notice, at any time hereafter, any indebtedness matured or unmatured, owing from Lender to the Borrower. The Lender may, from time to time, without demand or notice of any kind, appropriate and apply toward the payment of such of the obligations, and in such order of application, as the Lender may, from time to time, elect any and all such balances, credits, deposits, accounts, moneys, cash equivalents and other assets, of or in the name of the Borrower, then or thereafter with the Lender.

         The Borrower and any and all endorsers and accommodation parties, and each of them, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder. No obligation of the Borrower hereunder shall be waived by the Lender except in writing. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. This Note (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to its legal effectiveness; (ii) contains the entire agreement between the Borrower and Lender with respect to the Obligations; (iii) is the final expression of their intentions with respect to the Obligations; and (iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written have been made by Lender or relied upon by the Borrower in connection with the execution hereof. No modification, discharge, termination or waiver or any of the provisions hereof shall be binding upon the Lender, except as expressly set forth in writing duly signed and delivered on behalf of the Lender.

         The Borrower agrees to pay all costs, legal expenses, attorneys' fees and paralegals' fees of every kind, paid or incurred by Lender in enforcing its rights hereunder, including, but not limited to, litigation or proceedings initiated under the United States Bankruptcy Code, or in defending against any defense, cause of action, counterclaim, setoff or crossclaim based on any act of commission or omission by the Lender with respect to this Note, promptly on demand of Lender or other person paying or incurring the same.

         To induce the Lender to make the loan evidenced by this Note, the Borrower irrevocably agrees that all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender may be instituted and litigated in courts having situs in the City of Chicago, Illinois, and the Borrower hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city, and waives any objection based on forum nonconveniens. Furthermore, the Borrower waives all notices and demands in connection with the enforcement of the Lender's rights hereunder.

         The loan evidenced hereby has been made and this Note has been delivered at the Lender's main office. This Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower and their respective heirs, legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

         The Borrower acknowledges and agrees that the lending relationship hereby created with the Lender is and has been conducted on an open and arm's length basis in which no fiduciary relationship exists and that the Borrower has not relied and is not relying on any such fiduciary relationship in consummating the loan(s) evidenced by this Note.

         THE LENDER AND THE BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDINGS BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, IN WHICH THE LENDER AND THE BORROWER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER.

                                   WINTRUST FINANCIAL CORPORATION

                                     By:_________________________
                                     Name:_______________________
                                     Title:______________________
180371.4 040934-13174
4/24/03